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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                   FORM 8-K



   PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

     DATE OF THE REPORT (DATE OF EARLIEST EVENT REPORTED)  JULY 30, 1999



                      UNIVERSAL AMERICAN FINANCIAL CORP.
            (Exact name of registrant as specified in its charter)



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
                NEW YORK                          #0-11321                     11-2580136
                --------                          --------                     ----------
         (State of Incorporation)         (Commission File Number)      (IRS Employer I.D. No.)
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                     Six International Drive, Suite 190, Rye Brook, NY 10573
                     -------------------------------------------------------
                     (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code: (914) 934-5200




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                       UNIVERSAL AMERICAN FINANCIAL CORP.

                                    FORM 8-K

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

       On July 30, 1999, Universal American Financial Corp. ("Universal") sold 25,707,552 shares of Universal common stock to Capital Z Financial Services Fund II, L.P. ("Capital Z") for $80,978,790 ($3.15 per share). The sale was pursuant to a Share Purchase Agreement dated December 31, 1998, as amended by an Amendment dated July 2, 1999, ("UA Stock Purchase Agreement"). In addition, Universal issued 436,507 shares of Universal common stock to an affiliate of Capital Z in part payment of the affiliate's fee under the UA Stock Purchase Agreement. As a result, Capital Z and affiliates owned 60.7% of the outstanding common stock of the Company on July 30, 1999.

       The UA Stock Purchase Agreement received the approvals of the Florida, New York and Texas Insurance Department (the states in which Universal's insurance subsidiaries prior to the acquisition disclosed below are domiciled). The shareholder approvals required to consummate the UA Stock Purchase Agreement were given on July 27, 1999.

       Pursuant to the UA Stock Purchase Agreement, a Shareholders Agreement was entered into on July 30, 1999, among Universal, Capital Z and certain other shareholders. The description of the Shareholders Agreement appearing on pages 50 - 51 of the Definitive Proxy Statement filed by the Company with the Securities and Exchange Commission on July 8, 1999 (the "Proxy Statement") is incorporated by reference, qualified in its entirety by reference to the text of the Shareholders Agreement.

       In connection with the closing of the UA Stock Purchase Agreement, certain managers and agents of Universal and the Penn Union Companies (defined below) and holders of preemptive rights




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purchased 3,793,257 shares of Universal common stock for $11,948,760 ($3.15 per share).

       A copy of the UA Stock Purchase Agreement, the Proxy Statement and the Shareholders Agreement are Exhibits to this Form 8-K.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

       On July 30, 1999, Universal, directly and through wholly owned subsidiaries, acquired for $130.5 million in cash all of the outstanding shares of common stock of certain direct and indirect subsidiaries of PFG, including the insurance companies listed below (the "Penn Union Companies"), and certain related assets. The PennUnion Companies are:

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
         Name of Insurance Company                            State or Providence of Domicile
         -------------------------                            -------------------------------
         Constitution Life Insurance Company                  Texas
         Marquette National Life Insurance Company            Texas
         PennCorp Life of Canada                              Ottawa
         Peninsular Life Insurance Company                    North Carolina
         Pennsylvania Life Insurance Company                  Pennsylvania
         Union Bankers Insurance Company                      Texas
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The description of the assets acquired appearing on pages 4, 37 and 38 of the
Proxy Statement and the description of the principles followed in determining the amount of the purchase price appearing on pages 31 through 36 of the Proxy
Statement are incorporated by reference.

       This acquisition was effected pursuant to an Amended and Restated Purchase Agreement dated as of December 31, 1998, as amended and restated as of July 2, 1999, (the "Penn Union Purchase


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Agreement") with PennCorp Financial Group, Inc. ("PFG") and certain subsidiaries of PFG, with the approval of the insurance regulators of the jurisdictions in which the Penn Union Companies are domiciled.

       Universal used the $93 million proceeds of the sales of common stock disclosed above to finance this acquisition, together with the proceeds of the term loan portion of an $80 million credit facility entered into on July 30, 1999, with a group of lenders for which Chase Manhattan Bank and Chase Securities, Inc. acted as agents. The credit facility consists of a $70 million term loan and a $10 million revolving loan facility. None of the revolving loan facility was drawn at closing. The loan proceeds in excess of the acquisition price of the PennUnion Companies were used to pay transaction costs of both the UA Stock Purchase Agreement and the Penn Union Purchase Agreement, to retire an existing Universal Bank loan, to contribute to the surplus of the Penn Union Companies and as working capital.

       A copy of the Penn Union Purchase Agreement is an Exhibit to this Form
8-K.

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.

       Pursuant to the UA Stock Purchase Agreement, Marvin Barasch, Michael A. Barasch, David F. Bolger, Walter L. Harris and Harry B. Henshal resigned as Directors of the Company and Robert Spass, Bradley Cooper, and Susan Fleming, who are designees of Capital Z, were elected to Universal's Board of Directors, all of which director changes were effective July 30, 1999.



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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

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

------------------------------------------------------------------ ------------------------------- ------------------
                                                                    INCORPORATED BY
                                                                    REFERENCE TO THE
                                                                    FOLLOWING PORTIONS OF THE         ATTACHED AS
ITEM                                                                PROXY STATEMENT                   EXHIBIT
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
(a)  Audited combined balance sheets of Certain Operations of       Pages E-58 - E 106
     PennCorp Financial Group as of December 31, 1998 and
     1997, and the related combined statements of income,
     changes in business equity, comprehensive income and cash
     flows for each year in the three years period ending
     December 31, 1998.
------------------------------------------------------------------ ------------------------------- ------------------
(a)  Unaudited pro forma Condensed Consolidated Statement of        Pages 62-76
     Operations of Universal American Financial Corp. for
     the three months ended March 31, 1999.
------------------------------------------------------------------ ------------------------------- ------------------
(a)   UA Stock Purchase Agreement                                  Annex A

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(a)   Amended and Restated Purchase Agreement                      Annex B

------------------------------------------------------------------ ------------------------------- ------------------
(a)  Shareholders Agreement among Universal, Capital Z,
     Richard A. Barasch, UAFC, L.P., AAM Capital
     Partners, L.P., Chase Equity Associates, L.P., and
     others, dated July 30, 1999.                                                                   A

------------------------------------------------------------------ ------------------------------- ------------------
(a)   Proxy Statement.                                                                              B

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       Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      UNIVERSAL AMERICAN FINANCIAL CORP.

                                      BY:  /s/ ROBERT A. WAEGELEIN
                                           --------------------------------
                                           Robert A. Waegelein,
                                           Senior Vice President
                                           Chief Financial Officer

Dated: August 12, 1999




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